EXHIBIT 10.1



                               AMENDMENT NO. 1 TO
                 STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT



     THIS AMENDMENT NO. 1 TO THE STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT (this "Amendment") made effective as of the 1st day of September, 2000 (the "Effective Date") by and among CollaGenex Pharmaceuticals, Inc., a Delaware corporation, with its principal place of business at 41 University Drive, Newtown, Pennsylvania 18940 (the "Company"), OCM Principal Opportunities Fund, L.P., a Delaware limited partnership (the "Investor"), and the individuals and entities listed on the signature pages hereto (the "Purchasers").

                                  WITNESSETH:

     WHEREAS, the Company, the Investor and the Purchasers are parties to that certain Stockholders and Registration Rights Agreement dated as of March 19, 1999 (the "Stockholders Agreement"); and

     WHEREAS, the Company, the Investor and the Purchasers desire to amend the Stockholders Agreement to reflect the mutually agreed upon revised terms in
accordance   with  the  provisions  of  this   Amendment.

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. DEFINITIONS.

        Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Stockholders Agreement.

     2.  AMENDMENT.

         The existing Section 5(b) of the Stockholders Agreement entitled "Shelf Registration," subsection (i), is hereby amended to add the following to the end thereof:

     "With respect only to the issuance of Securities that represent dividends on shares of the Series D Preferred Stock to be payable by the Corporation in connection with each of the December 29, 2000, June 29, 2001 and December 28, 2001 Dividend Declaration Dates as set forth in the following table, the following paragraph shall govern the registration of such Securities in lieu of the foregoing paragraph and such foregoing paragraph shall be of no effect with respect to such Securities representing such dividend payments.

     The Corporation shall, at its cost and in accordance with the schedule set forth below, notwithstanding the reference in the foregoing paragraph to 150 days, use its best efforts to file with the Commission and thereafter shall use its best efforts to cause to be promptly declared effective, a Shelf Registration Statement, if the Corporation is then eligible relating to the offer and sale of such Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder of such Securities (other than Investor or any Purchaser) shall be entitled to have such Securities covered by such Shelf Registration Statement unless such Holder of Securities agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder of Securities.

                                                          Target Date to File
     Dividend Declaration       Target Date to Issue     Registration Statement
             Date                Share Certificates          on Form S-3
     --------------------       --------------------     ----------------------
     December 29, 2000           January 10, 2001           January 15, 2001
     June 29, 2001               July 10, 2001              July 15, 2001
     December 28, 2001           January 10, 2002           January 15, 2002


     The issuance of stock certificates by the dates referred to in the above table is contingent upon the timely declaration of such dividends by the Corporation's Board of Directors and the timely issuance of certificates by the Corporation's Transfer Agent and Registrar and the Corporation shall use its best efforts to cause the timely declaration of such dividends and the timely issuance of such certificates. Nothing in this subsection (i) shall be deemed to (A) waive any rights that the Holders of the Series D Preferred Stock have under the Certificate of Designation or, (B) except as expressly set forth in Section 5(d) of this Agreement, obligate the Company to register the Securities on other than a Form S-3 Registration Statement or successor form.

     The filing of the Shelf Registration Statement by the dates referred to in the above table is contingent upon the receipt of all requisite authorizations, approvals and/or opinions from the Corporation's Board of Directors, independent public accountants and outside legal counsel and other unforeseen material circumstances affecting the Corporation such as a pending material transaction that in the good faith judgment of the Board of Directors of the Corporation would not be in the best interests of the Corporation to be disclosed at the time of filing of the Shelf Registration Statement because disclosure would have a material adverse effect on the Company's business or prospects or the consummation of such transaction. The Corporation shall use its best efforts to obtain or to cause to be received all such requisite authorizations, approvals and/or opinions from the Corporation's Board of Directors, independent public accountants and outside legal counsel with respect to the filing of such Shelf Registration Statement. The Corporation shall immediately notify the Holders in writing of the existence of any circumstances that reasonably could be expected to result in a delay of the filing of the Shelf Registration Statement; provided, however, the specific details of the events or circumstances giving rise to any potential delay need not be disclosed if such disclosure would provide the recipient at the time of the disclosure with material non-public information. In addition, upon the declaration of effectiveness of each of the Shelf Registration Statements relating to the registration of dividends in connection with the December 29, 2000, June 29, 2001 and December 28, 2001 Dividend Declaration Dates, the Company shall cause its corporate counsel to render an opinion to the Company's transfer agent and registrar, opining as to the effectiveness of each such Registration
     Statement, and the ability of each of the Holders to offer the related Securities for resale without restrictive legend, assuming compliance by each such Holder with all applicable securities laws and provided such sales are made pursuant to the prospectus contained in each such Shelf Registration Statement. Such counsel may withdraw its opinion with respect to any such Shelf Registration Statement upon the failure to maintain the current effectiveness thereof.

     3.   REFERENCE TO AND EFFECT ON THE STOCKHOLDERS AGREEMENT.

          (a) On and after the Effective Date, each reference to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Stockholders Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Stockholders Agreement, a reference to the Stockholders Agreement in any of such instrument or document to be deemed to be a reference to the Stockholders Agreement as amended hereby.

          (b) Except as expressly amended by this Amendment, the provisions of the Stockholders Agreement shall remain in full force and effect.



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

     4.   GOVERNING  LAW.

          This Amendment shall be governed by and its provisions construed and enforced with the internal laws of the State of Delaware without reference to its principles regarding conflicts of laws.

     5.   COUNTERPARTS.

          This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

                                    *********

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered on the date first written above.

                                 COLLAGENEX PHARMACEUTICALS, INC.


                                 By:/s/ Brian M. Gallagher
                                    ---------------------------------------
                                    Name:  Brian M. Gallagher
                                    Title: President and Chief Executive Officer


                                 By:/s/ Nancy C. Broadbent
                                    ---------------------------------------
                                    Name:  Nancy C. Broadbent
                                    Title: Chief Financial Officer

                                  INVESTOR:
                                  --------

                                  OAKTREE PRINCIPAL OPPORTUNITIES FUND, L.P.


                                  By: Oaktree Capital Management, LLC, its
                                      general partner


                                  By:/s/ Stephen Kaplan
                                     --------------------------------------
                                     Name:  Stephen Kaplan
                                     Title: Principal


                                  By:/s/ Michael Harmon
                                     --------------------------------------
                                     Name:  Michael Harmon
                                     Title: Vice President












          [[SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT]]

                                   PURCHASERS:
                                   ----------


                                   ---------------------------------------
                                   Richard A. Horstmann

                                   MARQUETTE VENTURE PARTNERS II, L.P.


                                   By:
                                      -------------------------------------
                                      Name: James E. Daverman
                                      Title:


                                   MVP II AFFILIATES FUND, L.P.


                                   By:
                                      -------------------------------------
                                      Name: James E. Daverman
                                      Title:


                                   ----------------------------------------
                                   Robert J. Easton

                                   PEBBLEBROOK PARTNERS LTD


                                   By:
                                      -------------------------------------
                                      Name: Stuart Schube
                                      Title:













          [Signature Page to Amendment No. 1 to Stockholders Agreement]